UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2017

Date of reporting period:	March 1, 2016 — August 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PISFX

Putnam Retirement Income Fund Lifestyle 3

Semiannual report 8 | 31 | 16

A world of investing.®

Putnam Investments

PUTNAM RETIREMENT INCOME LIFESTYLE FUNDS invest in a mix of stocks, bonds, and mutual funds for investors seeking income in retirement.

Putnam
Retirement Income
Fund Lifestyle 3

Semiannual report
8 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Our allocation of assets among permitted asset categories may hurt performance. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. It is important to understand that you can lose money by investing in the fund. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Over the past several months, multiple headwinds have tested the mettle of the U.S. stock market as it ascended to record highs. At the same time, international financial markets have weathered myriad macroeconomic challenges. We acknowledge that bouts of volatility can be challenging for investors, but the lesson, we believe, is to stay invested and maintain a diversified portfolio despite short-term fluctuations.

In the United States, many analysts believe that we are close to full employment, and the threat of a recession, which was a concern earlier this year, appears to have diminished. Overseas, stock markets are also near all-time highs, but we believe growth prospects are positive for many countries, as central banks remain accommodative.

All market environments present challenges, which is why we favor active strategies based on fundamental research like the investment approach practiced at Putnam. Backed by a network of global analysts, Putnam portfolio managers bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended August 31, 2016, as well as an outlook for the coming months.

As always, we believe it is important to consult regularly with your financial advisor, who can help you to determine whether your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

Thank you for investing with Putnam.

Putnam Retirement Income Fund Lifestyle 3

Helping investors pursue monthly income in retirement

After accumulating savings during your working years, you are faced with another great challenge — using that money to generate income in retirement. Putnam Retirement Income Fund Lifestyle 3 may be attractive to investors who are seeking income for their retirement years with a secondary objective of capital appreciation. Managed by industry veterans, the fund invests in a combination of stocks, bonds, and mutual funds.

A flexible investment portfolio

Putnam Retirement Income Fund Lifestyle 3 can invest in a wide range of securities, including U.S. and international stocks, bonds, convertible securities, and Putnam Absolute Return 700 Fund®.

Strategic allocations

Putnam Absolute Return 700 Fund 10%
Equity 30%
Fixed income 60%

Equity and fixed-income weightings reflect strategic allocations set forth in the fund's prospectus; actual allocations may vary.

Managed by Putnam's experienced Global Asset Allocation group

The fund is managed by a veteran portfolio team who each have more than 20 years of investment experience. As specialists in multi-asset investing, they are skilled in top-down asset allocation decisions as well as selecting stocks and bonds across global markets. They pursue strong returns within the fund's risk profile to deliver long-term income in retirement.

Featured from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Retirement Income Fund Lifestyle 3

Retirement Income Fund Lifestyle 3 3

Interview with your fund’s portfolio manager

How did Putnam Retirement Income Fund Lifestyle 3 perform during the six-month reporting period ended August 31, 2016?

The fund delivered a solid return for the six-month reporting period ended August 31, 2016, gaining 9.60% in a global environment that seemed to grow more comfortable with investment risk as the period progressed. Compared with broad market measures, the fund outperformed its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, but fell short of its secondary benchmark, the all-equity S&P 500 Index.

The fund allocates its assets across a range of investment classes, including equities, fixed income, and absolute return strategies. As might be anticipated in an environment in which investors were generally willing to take on more risk, U.S. and international equities and fixed-income instruments farther out on the risk spectrum produced the most significant positive returns. Meanwhile, the fund’s allocations to absolute return strategies and the interest-rate-sensitive segments of the fixed-income market delivered lower returns.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4 Retirement Income Fund Lifestyle 3

What was the global investment environment like during the reporting period?

Overall, the investment environment was mostly favorable for both stocks and bonds. There were a few episodes of volatility that had short-term negative effects on market performance in various asset classes during the six months. Early in the period, for example, worries about the deceleration of the Chinese economy precipitated a temporary slide in risk sentiment. But energy prices also stabilized during the period, which helped buoy investors’ appetite for risk and had a significantly positive impact on the high-yield bond space. Then, in early summer, on the heels of the United Kingdom’s surprise decision to leave the European Union [EU], markets sold off again. For the most part, however, investors seemed to shrug off these temporary events and, encouraged by accommodative monetary policies across many world economies, carried risk assets higher. For the period overall, it was an investment environment that exhibited a relatively low level of volatility.

At period-end, the S&P 500 Index, a broad measure of U.S. stock market performance, had achieved a gain of 13.6% for the six months. Internationally, in terms of developed-country equities, returns were strong, but somewhat lower. The MSCI EAFE Index [ND], a measure of equity performance in developed markets outside the United States and Canada, returned 10.4% for the period.

The robust performance of U.S. stocks was mirrored in segments of the fixed-income arena, most especially in the credit-sensitive, high-yield bond space, which was buoyed by the stabilization of energy prices during the period. For the six months, the JPMorgan Global High Yield Index returned 16.2%. Within the interest-rate-sensitive segments of the global bond market, persistently low rates across many global economies continued to support higher bond prices. The Bloomberg Barclays U.S. Aggregate Bond Index, which represents the performance of domestically issued investment-grade bonds, was up 3.69% for the period, while developed-country debt, as measured by Citigroup Non-U.S. World Government Bond Index, was up 7.6% for the six months.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/16. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Retirement Income Fund Lifestyle 3 5

How did the fund’s investment strategies affect performance during the reporting period?

The fund employs two main strategies in seeking to enhance performance. The first is dynamic asset allocation, which enables us to tactically shift portfolio weightings among the fund’s asset classes, which we may do in trying to capitalize on what we believe are strengths in those asset classes. At the same time, we also may make asset-allocation shifts in an effort to reduce risk when we believe segments of the investment environment may be vulnerable to downside movement. The second strategy we employ is individual security selection, which helps us take advantage of what we believe are the best risk/reward trade-offs among individual securities in given market conditions.

Over the six-month period, we continued to maintain a mostly neutral stance in our asset allocations. This is to say that we chose to keep asset class weightings at or near the fund’s traditional blended benchmark levels, which are more heavily tilted toward fixed-income instruments as is typical of a fund that is designed for investors in the “drawdown” phase of their retirement. An exception to that mostly neutral stance was the fund’s slight overweight exposure to equities during the period, especially to U.S. stocks. This allocation decision proved beneficial to the fund’s overall performance.

On the downside, the portfolio’s overall performance was diminished by its exposure to Putnam Absolute Return 700 Fund, where we maintained a nearly 10% weighting. The Putnam Absolute Return 700 Fund is designed to help mitigate risk and to potentially outperform the general market during periods of flat or negative performance. As global markets were strong during the six

Allocations are shown as a percentage of the fund’s net assets as of 8/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Retirement Income Fund Lifestyle 3

months, the Putnam Absolute Return 700 Fund was a drag on overall performance.

How did the use of derivatives impact fund performance during the reporting period?

We used credit default swaps to hedge credit risk in fixed-income holdings and to hedge market risks, as well as to gain exposure to individual securities and baskets of securities. The use of these derivative instruments had a positive impact on the fund’s performance during the reporting period.

What is your outlook for the global investment environment for the remainder of calendar year 2016?

I expect we will continue to hew close to our current neutral stance in terms of asset allocation. This is predicated on a somewhat cautious view toward events that may play out and affect the markets during the remainder of 2016. In particular, we will be watching the U.S. presidential election closely. We will keep tabs on any further developments regarding the United Kingdom’s exit from the EU. We will be interested in seeing how energy prices may be affected by international decisions about additional supply coming on line. Precisely when the U.S. Federal Reserve decides to ratchet up short-term interest rates is a somewhat lesser concern from our current point of view, as we believe investors appear to be more interested in those markets — like Europe and Japan — where monetary policy

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Retirement Income Fund Lifestyle 3 7

remains extremely accommodative and where there may be greater opportunities for future growth.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Graduate School of Business at Bentley University and a B.A. from the University of Massachusetts at Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Retirement Income Fund Lifestyle 3

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Retirement Income Fund Lifestyle 3 9

IN THE NEWS

In what President Barack Obama called a “turning point for the world,” the United States and China in early September ratified the Paris agreement to curb climate-warming emissions. China is the largest emitter of greenhouse gasses, followed by the United States, with both countries accounting for an estimated 40% of the world’s man-made CO2 emissions. The pact, which could take effect as early as the end of 2016, could be a boon for “green” industries, including companies that make wind turbines, solar panels, and electric cars, as well as those that specialize in energy-efficient buildings and carbon-capture technologies. China was motivated to join the pact for various reasons. For instance, many of the country’s large cities are choked with severe pollution, which threatens China’s political stability. In addition, China is the leading manufacturer of wind and solar technologies. Meanwhile, in the United States, the coal industry would likely be hard hit by the enactment of the Paris agreement as efforts are made to reduce CO2 emissions. The burning of coal is the largest single source of greenhouse gas emissions. In an interview with The New York Times, President Obama said that it is society’s responsibility to ensure that the coal-mine workers and others affected by the agreement are retrained to “build wind turbines and install solar panels.”

10 Retirement Income Fund Lifestyle 3

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	4.90%	4.54%	4.37%	4.37%	4.11%	4.11%	4.49%	4.20%	4.64%	5.15%

10 years	55.12	48.91	45.86	45.86	43.84	43.84	49.61	44.75	51.28	59.07
Annual average	4.49	4.06	3.85	3.85	3.70	3.70	4.11	3.77	4.23	4.75

5 years	36.15	30.71	31.13	29.13	31.12	31.12	34.47	30.10	34.08	37.79
Annual average	6.37	5.50	5.57	5.25	5.57	5.57	6.10	5.40	6.04	6.62

3 years	16.93	12.25	14.42	11.42	14.38	14.38	16.14	12.36	16.10	17.90
Annual average	5.35	3.93	4.59	3.67	4.58	4.58	5.11	3.96	5.10	5.64

1 year	6.33	2.07	5.57	0.57	5.55	4.55	6.09	2.64	6.06	6.65

6 months	9.60	5.21	9.22	4.22	9.11	8.11	9.48	5.93	9.37	9.70

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Retirement Income Fund Lifestyle 3 11

Comparative index returns For periods ended 8/31/16

	Bloomberg Barclays
	U.S. Aggregate Bond Index	S&P 500 Index

Annual average (life of fund)	4.57%	7.88%

10 years	61.15	106.28
Annual average	4.89	7.51

5 years	17.30	98.40
Annual average	3.24	14.69

3 years	13.70	41.64
Annual average	4.37	12.30

1 year	5.97	12.55

6 months	3.69	13.60

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 8/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.072		$0.031	$0.030	$0.059		$0.059	$0.085

Capital gains	—		—	—	—		—	—

Total	$0.072		$0.031	$0.030	$0.059		$0.059	$0.085

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/29/16	$10.36	$10.79	$10.32	$10.33	$10.34	$10.69	$10.36	$10.39

8/31/16	11.28	11.75	11.24	11.24	11.26	11.64	11.27	11.31

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1,2]	1.28%	1.23%	0.53%	0.53%	1.07%	1.03%	1.06%	1.49%

Current 30-day SEC yield
(with expense limitation) [3,4]	N/A	1.81	1.14	1.14	N/A	1.58	1.56	2.13

Current 30-day SEC yield
(without expense limitation) [3,4]	N/A	1.24	0.55	0.55	N/A	1.00	0.97	1.54

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Current dividend rate excludes dividends received from underlying Putnam funds.

3 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

4 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Retirement Income Fund Lifestyle 3

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	4.90%	4.54%	4.37%	4.37%	4.11%	4.11%	4.48%	4.19%	4.63%	5.14%

10 years	54.22	48.05	45.13	45.13	42.99	42.99	48.62	43.79	50.27	58.01
Annual average	4.43	4.00	3.79	3.79	3.64	3.64	4.04	3.70	4.16	4.68

5 years	43.83	38.08	38.44	36.44	38.39	38.39	41.92	37.31	41.79	45.41
Annual average	7.54	6.67	6.72	6.41	6.71	6.71	7.25	6.55	7.23	7.77

3 years	14.50	9.92	11.93	8.93	11.88	11.88	13.62	9.93	13.68	15.25
Annual average	4.62	3.20	3.83	2.89	3.81	3.81	4.35	3.21	4.37	4.84

1 year	8.50	4.16	7.63	2.63	7.70	6.70	8.16	4.64	8.14	8.73

6 months	5.21	1.00	4.82	–0.18	4.81	3.81	5.09	1.67	5.08	5.32

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 2/29/16*	1.11%	1.86%	1.86%	1.36%	1.36%	0.86%

Total annual operating expenses
for the fiscal year ended 2/29/16	1.75%	2.50%	2.50%	2.00%	2.00%	1.50%

Annualized expense ratio for the
six-month period ended 8/31/16	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.11%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/17.

Retirement Income Fund Lifestyle 3 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/16 to 8/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.28	$9.23	$9.22	$6.60	$6.60	$3.96

Ending value (after expenses)	$1,096.00	$1,092.20	$1,091.10	$1,094.80	$1,093.70	$1,097.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/16, use the following calculation method. To find the value of your investment on 3/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.09	$8.89	$8.89	$6.36	$6.36	$3.82

Ending value (after expenses)	$1,020.16	$1,016.38	$1,016.38	$1,018.90	$1,018.90	$1,021.42

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Retirement Income Fund Lifestyle 3

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their

Retirement Income Fund Lifestyle 3 15

differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the performance of the world bond market, excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (Europe, Australasia, Far East) (ND) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2016, Putnam employees had approximately $495,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Retirement Income Fund Lifestyle 3

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by

Retirement Income Fund Lifestyle 3 17

competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management

18 Retirement Income Fund Lifestyle 3

fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least December 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. In addition, effective through at least June 30, 2017, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.75% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fifth quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the

Retirement Income Fund Lifestyle 3 19

like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return over the one-year, three-year and five-year periods

20 Retirement Income Fund Lifestyle 3

ended December 31, 2015. Your fund’s class A shares’ net return was positive over the three-year and five-year periods and was negative over the one-year period. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees noted, however, that before it was renamed Putnam Retirement Income Fund Lifestyle 3 on June 16, 2011, the fund (as Putnam Income Strategies Fund) did not invest in Putnam Absolute Return 700 Fund. Had your fund done so, its performance may have been different.

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Retirement Income Fund Lifestyle 3 21

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Retirement Income Fund Lifestyle 3

The fund’s portfolio 8/31/16 (Unaudited)

COMMON STOCKS (30.2%)*	Shares	Value

Banking (1.4%)
Banco Santander SA (Spain)	5,559	$24,927

Bank of New York Mellon Corp. (The)	541	22,543

BNP Paribas SA (France)	724	36,830

Capital One Financial Corp.	48	3,437

Citigroup, Inc.	1,536	73,329

Concordia Financial Group, Ltd. (Japan) †	2,200	11,365

Fukuoka Financial Group, Inc. (Japan)	1,000	4,239

JPMorgan Chase & Co.	1,283	86,603

Mitsubishi UFJ Financial Group, Inc. (Japan)	6,121	33,425

Popular, Inc. (Puerto Rico)	183	7,194

Raiffeisen Bank International AG (Austria) †	210	2,984

Regions Financial Corp.	1,038	10,349

Resona Holdings, Inc. (Japan)	4,500	20,609

Societe Generale SA (France)	522	19,008

Sumitomo Mitsui Financial Group, Inc. (Japan)	1,000	35,049

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	2,000	7,169

SunTrust Banks, Inc.	302	13,309

Suruga Bank, Ltd. (Japan)	100	2,381

Woori Bank (South Korea)	376	3,577

		418,327
Basic materials (0.9%)
Asahi Kasei Corp. (Japan)	2,000	16,884

BASF SE (Germany)	551	44,805

BHP Billiton, Ltd. (Australia)	786	11,787

Boliden AB (Sweden)	612	12,961

Cabot Corp.	45	2,244

Celanese Corp. Ser. A	119	7,667

CIMIC Group, Ltd. (Australia)	83	1,848

Covestro AG (Germany)	146	7,602

Daicel Corp. (Japan)	300	3,832

Ems-Chemie Holding AG (Switzerland)	13	6,919

Evonik Industries AG (Germany)	489	16,437

Fortescue Metals Group, Ltd. (Australia)	1,458	5,328

Graphic Packaging Holding Co.	434	6,224

Hitachi Chemical Co., Ltd. (Japan)	400	8,632

Hitachi Metals, Ltd. (Japan)	200	2,423

Kuraray Co., Ltd. (Japan)	500	7,152

Mitsubishi Gas Chemical Co., Inc. (Japan)	1,000	6,772

Mitsubishi Materials Corp. (Japan)	1,000	2,826

Newcrest Mining, Ltd. (Australia) †	99	1,645

Newmont Mining Corp.	604	23,097

Nippon Steel & Sumitomo Metal Corp. (Japan)	100	2,123

Reliance Steel & Aluminum Co.	83	5,983

Sika AG (Switzerland)	1	4,764

Skanska AB (Sweden)	782	17,146

Steel Dynamics, Inc.	171	4,210

Stora Enso OYJ Class R (Finland)	1,355	11,963

Retirement Income Fund Lifestyle 3 23

COMMON STOCKS (30.2%)* cont.	Shares	Value

Basic materials cont.
Taisei Corp. (Japan)	1,000	$7,525

UPM-Kymmene OYJ (Finland)	674	13,540

voestalpine AG (Austria)	187	6,189

W.R. Grace & Co.	52	4,063

Yara International ASA (Norway)	462	16,400

		290,991
Capital goods (1.0%)
ACS Actividades de Construccion y Servicios SA (Spain)	551	15,614

Allegion PLC (Ireland)	88	6,267

Allison Transmission Holdings, Inc.	603	16,727

AO Smith Corp.	63	6,078

Berry Plastics Group, Inc. †	120	5,447

BWX Technologies, Inc.	121	4,696

Carlisle Cos., Inc.	45	4,719

Crane Co.	31	1,994

Crown Holdings, Inc. †	495	26,844

Fluor Corp.	92	4,775

Honeywell International, Inc.	135	15,756

Ingersoll-Rand PLC	213	14,482

Jacobs Engineering Group, Inc. †	79	4,163

KBR, Inc.	140	2,055

Kone OYJ Class B (Finland)	60	3,015

Mitsubishi Electric Corp. (Japan)	1,000	13,073

Northrop Grumman Corp.	139	29,478

NSK, Ltd. (Japan)	300	3,096

OSRAM Licht AG (Germany)	211	11,048

Quanta Services, Inc. †	474	12,196

Raytheon Co.	225	31,529

Schindler Holding AG (Switzerland)	27	5,081

Sumitomo Heavy Industries, Ltd. (Japan)	1,000	4,918

Thales SA (France)	97	8,399

Vinci SA (France)	530	40,195

Waste Management, Inc.	273	17,456

Xylem, Inc.	146	7,426

		316,527
Communication services (1.0%)
BT Group PLC (United Kingdom)	2,551	12,942

Equinix, Inc. R	137	50,505

Eutelsat Communications SA (France)	117	2,274

Juniper Networks, Inc.	1,041	24,026

KDDI Corp. (Japan)	500	14,641

NICE, Ltd. (Israel)	91	6,214

Nippon Telegraph & Telephone Corp. (Japan)	600	26,278

NTT DoCoMo, Inc. (Japan)	800	20,205

Orange SA (France)	798	12,186

PCCW, Ltd. (Hong Kong)	9,000	5,707

Sky PLC (United Kingdom)	379	4,225

Telenor ASA (Norway)	577	10,075

Telstra Corp., Ltd. (Australia)	5,307	20,931

24 Retirement Income Fund Lifestyle 3

COMMON STOCKS (30.2%)* cont.	Shares	Value

Communication services cont.
Verizon Communications, Inc.	1,482	$77,553

Vodafone Group PLC (United Kingdom)	2,839	8,569

		296,331
Conglomerates (0.1%)
Siemens AG (Germany)	322	38,450

		38,450
Consumer cyclicals (3.4%)
Amazon.com, Inc. †	85	65,379

Aristocrat Leisure, Ltd. (Australia)	787	8,912

Berkeley Group Holdings PLC (The) (United Kingdom)	115	4,035

Boral, Ltd. (Australia)	1,511	7,475

Brambles, Ltd. (Australia)	1,988	18,347

Carter’s, Inc.	167	15,913

Christian Dior SE (France)	89	15,388

Cie Generale des Etablissements Michelin (France)	75	7,973

Clorox Co. (The)	152	19,918

Compass Group PLC (United Kingdom)	1,452	27,495

Continental AG (Germany)	25	5,240

Dai Nippon Printing Co., Ltd. (Japan)	2,000	20,357

Discovery Communications, Inc. Class A † S	1,478	37,704

Electrolux AB Ser. B (Sweden)	416	10,837

Euronet Worldwide, Inc. †	51	3,958

Experian PLC (United Kingdom)	367	7,296

Fiat Chrysler Automobiles NV (Italy)	2,191	15,140

Flight Centre Travel Group, Ltd. (Australia)	325	8,983

Fuji Heavy Industries, Ltd. (Japan)	300	11,904

Global Payments, Inc.	36	2,734

Hakuhodo DY Holdings, Inc. (Japan)	300	3,262

Harvey Norman Holdings, Ltd. (Australia)	4,508	18,189

Hino Motors, Ltd. (Japan)	300	3,328

Home Depot, Inc. (The)	421	56,465

Host Hotels & Resorts, Inc. RS	5,899	105,120

Howard Hughes Corp. (The) †	13	1,537

Hyatt Hotels Corp. Class A †	39	2,086

Industrivarden AB Class A (Sweden)	525	10,193

International Game Technology PLC	125	2,854

Interpublic Group of Cos., Inc. (The)	569	13,167

John Wiley & Sons, Inc. Class A	28	1,628

KAR Auction Services, Inc.	230	9,724

Kia Motors Corp. (South Korea)	228	8,568

Kimberly-Clark Corp.	184	23,563

Kingfisher PLC (United Kingdom)	6,299	30,696

Lagardere SCA (France)	161	3,927

Lear Corp.	109	12,676

Liberty Interactive Corp. Class A †	171	3,613

Liberty SiriusXM Group Class A †	183	6,132

Lowe’s Cos., Inc.	527	40,347

Madison Square Garden Co. (The) Class A †	11	1,987

Marks & Spencer Group PLC (United Kingdom)	2,219	10,044

Retirement Income Fund Lifestyle 3 25

COMMON STOCKS (30.2%)* cont.	Shares	Value

Consumer cyclicals cont.
Masco Corp.	710	$25,191

Mazda Motor Corp. (Japan)	700	11,564

Namco Bandai Holdings, Inc. (Japan)	200	5,468

News Corp. Class A	508	7,142

Owens Corning	155	8,513

Panasonic Corp. (Japan)	300	3,082

Pandora A/S (Denmark)	13	1,617

Pearson PLC (United Kingdom)	908	10,320

Peugeot SA (France) †	525	7,745

Publicis Groupe SA (France)	47	3,489

PVH Corp.	149	16,056

Reed Elsevier PLC (United Kingdom)	490	9,298

Renault SA (France)	185	15,128

RR Donnelley & Sons Co.	219	3,745

RTL Group SA (Belgium)	136	11,446

ServiceMaster Global Holdings, Inc. †	162	6,044

SJM Holdings, Ltd. (Hong Kong)	6,000	3,767

Stanley Black & Decker, Inc.	62	7,673

Starz Class A †	217	6,768

TABCORP Holdings, Ltd. (Australia)	923	3,449

Taylor Wimpey PLC (United Kingdom)	1,656	3,508

Thor Industries, Inc.	42	3,408

Toppan Printing Co., Ltd. (Japan)	1,000	8,920

TransUnion †	70	2,309

TUI AG (London Exchange) (Germany)	292	4,076

Twenty-First Century Fox, Inc.	270	6,626

Urban Outfitters, Inc. †	154	5,521

Vail Resorts, Inc.	36	5,703

Valeo SA (France)	273	14,127

Vantiv, Inc. Class A †	179	9,619

Vista Outdoor, Inc. †	44	1,752

Visteon Corp.	101	7,141

Wal-Mart Stores, Inc.	886	63,296

William Hill PLC (United Kingdom)	1,373	5,737

Wolters Kluwer NV (Netherlands)	344	14,437

World Fuel Services Corp.	57	2,541

WPP PLC (United Kingdom)	1,605	37,010

Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	2,000	8,496

		1,055,826
Consumer finance (0.1%)
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	4,500	21,124

Synchrony Financial	366	10,186

		31,310
Consumer staples (1.9%)
Altria Group, Inc.	795	52,542

Ashtead Group PLC (United Kingdom)	477	7,924

British American Tobacco PLC (United Kingdom)	723	44,859

Coca-Cola Amatil, Ltd. (Australia)	4,382	32,222

ConAgra Foods, Inc.	35	1,631

26 Retirement Income Fund Lifestyle 3

COMMON STOCKS (30.2%)* cont.	Shares	Value

Consumer staples cont.
Diageo PLC (United Kingdom)	130	$3,599

Dr. Pepper Snapple Group, Inc.	204	19,115

Estee Lauder Cos., Inc. (The) Class A	211	18,828

Heineken Holding NV (Netherlands)	80	6,430

Hershey Co. (The)	195	19,479

Imperial Brands PLC (United Kingdom)	756	39,645

Ingredion, Inc.	59	8,081

ITOCHU Corp. (Japan)	700	8,266

J Sainsbury PLC (United Kingdom)	2,772	8,747

Jardine Cycle & Carriage, Ltd. (Singapore)	200	6,217

JM Smucker Co. (The)	104	14,746

Kao Corp. (Japan)	500	26,003

Koninklijke Ahold Delhaize NV (Netherlands)	1,942	46,498

McDonald’s Corp.	245	28,337

MEIJI Holdings Co., Ltd. (Japan)	100	9,001

METRO AG (Germany)	283	8,397

Nestle SA (Switzerland)	386	30,729

PepsiCo, Inc.	473	50,493

Pool Corp.	38	3,833

Reckitt Benckiser Group PLC (United Kingdom)	139	13,423

Starbucks Corp.	616	34,638

Sysco Corp.	342	17,736

Tate & Lyle PLC (United Kingdom)	480	4,623

WH Group, Ltd. (Hong Kong)	17,000	13,365

WM Morrison Supermarkets PLC (United Kingdom)	4,150	10,736

Woolworths, Ltd. (Australia)	338	5,998

		596,141
Energy (1.2%)
BP PLC (United Kingdom)	1,844	10,361

Chevron Corp.	438	44,054

Exxon Mobil Corp.	841	73,285

Gulfport Energy Corp. †	238	6,807

Idemitsu Kosan Co., Ltd. (Japan)	300	5,474

Nabors Industries, Ltd.	875	8,698

Neste OYJ (Finland)	126	5,248

Occidental Petroleum Corp.	97	7,454

OMV AG (Austria)	919	25,750

Patterson-UTI Energy, Inc.	270	5,262

QEP Resources, Inc.	559	10,677

Repsol SA (Spain)	473	6,352

Rowan Cos. PLC Class A	452	5,632

Royal Dutch Shell PLC Class A (United Kingdom)	274	6,694

Royal Dutch Shell PLC Class B (United Kingdom)	759	19,356

Schlumberger, Ltd.	383	30,257

Superior Energy Services, Inc.	411	6,917

Total SA (France)	1,042	49,688

Vestas Wind Systems A/S (Denmark)	270	22,399

Woodside Petroleum, Ltd. (Australia)	494	10,576

		360,941

Retirement Income Fund Lifestyle 3 27

COMMON STOCKS (30.2%)* cont.	Shares	Value

Financial (0.6%)
3i Group PLC (United Kingdom)	4,497	$36,288

AerCap Holdings NV (Ireland) †	105	4,197

Ally Financial, Inc.	363	7,275

Broadridge Financial Solutions, Inc.	72	4,990

CoreLogic, Inc. †	105	4,307

HSBC Holdings PLC (United Kingdom)	3,177	23,542

Mizuho Financial Group, Inc. (Japan)	19,559	34,011

Morgan Stanley	1,679	53,829

ORIX Corp. (Japan)	1,500	21,588

UBS Group AG (Switzerland)	236	3,412

		193,439
Health care (3.0%)
Actelion, Ltd. (Switzerland)	78	12,982

Alfresa Holdings Corp. (Japan)	100	1,869

Allergan PLC †	31	7,271

AmerisourceBergen Corp.	481	41,833

Amgen, Inc.	321	54,589

Astellas Pharma, Inc. (Japan)	1,200	18,349

AstraZeneca PLC (United Kingdom)	313	20,177

Bayer AG (Germany)	133	14,238

Biogen, Inc. †	52	15,893

Bruker Corp.	132	2,952

C.R. Bard, Inc.	112	24,734

Cardinal Health, Inc.	87	6,931

Celgene Corp. †	90	9,607

Charles River Laboratories International, Inc. †	100	8,321

Cochlear, Ltd. (Australia)	42	4,442

Eli Lilly & Co.	146	11,352

Gilead Sciences, Inc.	199	15,598

GlaxoSmithKline PLC (United Kingdom)	2,492	53,634

Hologic, Inc. †	384	14,753

Johnson & Johnson	669	79,838

McKesson Corp.	128	23,631

Medipal Holdings Corp. (Japan)	600	9,453

Medivation, Inc. †	66	5,317

Mitsubishi Tanabe Pharma Corp. (Japan)	300	5,569

Novartis AG (Switzerland)	364	28,645

Novo Nordisk A/S Class B (Denmark)	226	10,592

Omega Healthcare Investors, Inc. RS	2,135	77,287

Pfizer, Inc.	1,352	47,050

Roche Holding AG (Switzerland)	176	42,911

Sanofi (France)	543	41,835

Shire PLC (United Kingdom)	148	9,253

Taro Pharmaceutical Industries, Ltd. (Israel) †	30	3,798

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	264	13,303

UnitedHealth Group, Inc.	412	56,053

VCA, Inc. †	78	5,523

Ventas, Inc. R	1,468	106,680

28 Retirement Income Fund Lifestyle 3

COMMON STOCKS (30.2%)* cont.	Shares	Value

Health care cont.
WellCare Health Plans, Inc. †	61	$6,875

Zoetis, Inc.	235	12,009

		925,147
Insurance (0.9%)
Aegon NV (Netherlands)	841	3,447

Aflac, Inc.	213	15,800

Ageas (Belgium)	256	8,844

Allianz SE (Germany)	253	37,689

Allied World Assurance Co. Holdings AG	104	4,218

Allstate Corp. (The)	432	29,791

American Financial Group, Inc.	49	3,682

Aspen Insurance Holdings, Ltd.	58	2,666

Aviva PLC (United Kingdom)	881	4,956

AXA SA (France)	1,069	22,441

CNP Assurances (France)	696	11,203

Hartford Financial Services Group, Inc. (The)	387	15,894

Legal & General Group PLC (United Kingdom)	697	1,925

Lincoln National Corp.	360	17,291

Mapfre SA (Spain)	2,259	6,105

MetLife, Inc.	46	1,996

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	50	9,038

NN Group NV (Netherlands)	326	9,700

Prudential Financial, Inc.	127	10,081

Reinsurance Group of America, Inc.	48	5,151

Swiss Life Holding AG (Switzerland)	66	16,508

Swiss Re AG (Switzerland)	413	34,852

Unum Group	58	2,065

Voya Financial, Inc.	349	10,205

		285,548
Investment banking/Brokerage (0.3%)
Ameriprise Financial, Inc.	174	17,588

Daiwa Securities Group, Inc. (Japan)	1,000	5,850

E*Trade Financial Corp. †	628	16,567

Investor AB Class B (Sweden)	920	32,455

Macquarie Group, Ltd. (Australia)	66	3,981

Partners Group Holding AG (Switzerland)	21	9,629

		86,070
Real estate (10.3%)
Agree Realty Corp. R	578	27,738

Alexandria Real Estate Equities, Inc. RS	476	52,403

American Capital Agency Corp. R	553	10,678

Annaly Capital Management, Inc. R	1,196	12,809

AvalonBay Communities, Inc. R	832	145,608

Boston Properties, Inc. R	983	137,748

Brandywine Realty Trust R	155	2,500

Camden Property Trust R	73	6,407

CBRE Group, Inc. Class A †	162	4,842

Chimera Investment Corp. R	313	5,161

Retirement Income Fund Lifestyle 3 29

COMMON STOCKS (30.2%)* cont.	Shares	Value

Real estate cont.
Corporate Office Properties Trust R	98	$2,795

Digital Realty Trust, Inc. R	1,110	109,990

Duke Realty Corp. R	148	4,162

DuPont Fabros Technology, Inc. R	1,405	59,572

Easterly Government Properties, Inc. R	764	14,890

EastGroup Properties, Inc. R	617	45,275

EPR Properties R	373	29,213

Equity Lifestyle Properties, Inc. R	675	52,333

Equity Residential Trust R	2,538	164,640

Essex Property Trust, Inc. R	486	110,371

Extra Space Storage, Inc. R	827	66,615

Forest City Realty Trust, Inc. Class A R	1,284	30,379

Four Corners Property Trust, Inc. R	1,475	30,547

General Growth Properties R	3,986	116,152

Getty Realty Corp. R	506	11,906

Goodman Group (Australia) R	3,249	18,481

HCP, Inc. R	3,210	126,249

Hersha Hospitality Trust R	1,045	20,419

Highwoods Properties, Inc. R	1,416	75,105

Iida Group Holdings Co., Ltd. (Japan)	400	7,500

Kerry Properties, Ltd. (Hong Kong)	3,500	10,149

Kimco Realty Corp. R	3,330	100,067

Liberty Property Trust R	1,890	77,925

Link REIT (The) (Hong Kong) R	500	3,635

Macerich Co. (The) R	1,188	97,285

MFA Financial, Inc. R	524	4,045

Mid-America Apartment Communities, Inc. R	866	81,395

Monmouth Real Estate Investment Corp. R	874	12,236

New World Development Co., Ltd. (Hong Kong)	14,000	17,522

Nomura Real Estate Holdings, Inc. (Japan)	300	4,895

Persimmon PLC (United Kingdom)	176	4,216

Prologis, Inc. R	3,073	163,207

PS Business Parks, Inc. R	346	38,330

Public Storage R	819	183,407

Realty Income Corp. R	254	16,695

Retail Properties of America, Inc. Class A R	130	2,210

Sekisui Chemical Co., Ltd. (Japan)	200	2,798

Senior Housing Properties Trust R	192	4,289

Simon Property Group, Inc. R	1,483	319,542

Spirit Realty Capital, Inc. R	144	1,908

Starwood Property Trust, Inc. R	391	8,954

Summit Hotel Properties, Inc. R	2,091	29,901

Tanger Factory Outlet Centers, Inc. R	1,663	67,584

Two Harbors Investment Corp. R	412	3,667

Vornado Realty Trust R	1,177	121,596

Weingarten Realty Investors R	1,694	69,878

Welltower, Inc. R	2,094	160,715

30 Retirement Income Fund Lifestyle 3

COMMON STOCKS (30.2%)* cont.	Shares	Value

Real estate cont.
Wheelock and Co., Ltd. (Hong Kong)	3,000	$17,126

WP Carey, Inc. R	1,131	75,381

		3,203,046
Technology (2.5%)
Adobe Systems, Inc. †	292	29,875

Agilent Technologies, Inc.	477	22,409

Alphabet, Inc. Class A †	133	105,050

Amadeus IT Holding SA Class A (Spain)	360	16,542

Amdocs, Ltd.	270	16,232

Apple, Inc.	631	66,949

Applied Materials, Inc.	1,261	37,628

ARM Holdings PLC (United Kingdom)	182	4,053

AtoS SE (France)	180	17,711

Brocade Communications Systems, Inc.	811	7,283

Cisco Systems, Inc.	785	24,680

Computer Sciences Corp.	378	17,781

CSRA, Inc.	148	3,758

eBay, Inc. †	955	30,713

Facebook, Inc. Class A †	339	42,755

FEI Co.	40	4,259

Fujitsu, Ltd. (Japan)	1,000	5,085

GungHo Online Entertainment, Inc. (Japan)	2,500	5,949

HP, Inc.	1,359	19,529

Intuit, Inc.	60	6,687

L-3 Communications Holdings, Inc.	240	35,717

Maxim Integrated Products, Inc.	474	19,301

Microsoft Corp.	1,698	97,567

Mixi, Inc. (Japan)	100	3,544

Motorola Solutions, Inc.	105	8,084

NCR Corp. †	179	6,059

Nexon Co., Ltd. (Japan)	600	8,226

Nuance Communications, Inc. †	327	4,768

NVIDIA Corp.	552	33,860

Oracle Corp Japan (Japan)	100	5,823

Samsung Electronics Co., Ltd. (South Korea)	20	29,021

SoftBank Corp. (Japan)	100	6,537

Tokyo Electron, Ltd. (Japan)	100	9,201

Xerox Corp.	1,403	13,820

		766,456
Transportation (0.7%)
ANA Holdings, Inc. (Japan)	4,000	10,885

AP Moeller — Maersk A/S (Denmark)	9	13,456

Aurizon Holdings, Ltd. (Australia)	1,727	5,695

Central Japan Railway Co. (Japan)	200	32,878

Delta Air Lines, Inc.	594	21,830

Deutsche Post AG (Germany)	1,115	35,322

easyJet PLC (United Kingdom)	122	1,770

Japan Airlines Co., Ltd. (Japan)	100	3,045

Qantas Airways, Ltd. (Australia)	2,351	5,728

Retirement Income Fund Lifestyle 3 31

COMMON STOCKS (30.2%)* cont.	Shares	Value

Transportation cont.
Royal Mail PLC (United Kingdom)	3,156	$21,302

United Parcel Service, Inc. Class B	340	37,135

Yangzijiang Shipbuilding Holdings, Ltd. (China)	30,900	17,316

		206,362
Utilities and power (0.9%)
American Electric Power Co., Inc.	108	6,974

Centrica PLC (United Kingdom)	1,220	3,726

Chubu Electric Power Co., Inc. (Japan)	800	10,783

CLP Holdings, Ltd. (Hong Kong)	2,000	20,475

E.ON SE (Germany)	2,186	20,134

Edison International	215	15,635

Endesa SA (Spain)	758	15,439

Enel SpA (Italy)	6,291	27,774

Entergy Corp.	564	44,105

Iberdrola SA (Spain)	2,375	15,630

Korea Electric Power Corp. (South Korea)	21	1,091

NiSource, Inc.	332	7,948

PPL Corp.	453	15,755

RWE AG (Germany) †	557	9,111

Toho Gas Co., Ltd. (Japan)	2,000	17,005

Tohoku Electric Power Co., Inc. (Japan)	700	8,781

Tokyo Electric Power Company Holdings, Inc. (Japan) †	600	2,421

Tokyo Gas Co., Ltd. (Japan)	1,000	4,291

UGI Corp.	483	21,967

Vectren Corp.	43	2,103

Westar Energy, Inc.	100	5,466

		276,614

Total common stocks (cost $8,950,794)		$9,347,526

CORPORATE BONDS AND NOTES (10.0%)*	Principal amount	Value

Basic materials (1.0%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6.875%, 6/1/23	$15,000	$15,075

Agrium, Inc. sr. unsec. notes 3.375%, 3/15/25 (Canada)	5,000	5,148

Agrium, Inc. sr. unsec. unsub. notes 5.25%, 1/15/45 (Canada)	2,000	2,226

ArcelorMittal SA sr. unsec. unsub. bonds 10.85%,
6/1/19 (France)	15,000	17,888

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10.75%, 8/15/23	25,000	28,375

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5.875%, 6/15/21 (Germany)	5,000	5,703

CF Industries, Inc. company guaranty sr. unsec. notes
5.375%, 3/15/44	2,000	1,957

CF Industries, Inc. company guaranty sr. unsec. notes
5.15%, 3/15/34	3,000	2,960

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	15,000	14,363

Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	2,000	2,117

32 Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (10.0%)* cont.	Principal amount	Value

Basic materials cont.
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	$30,000	$26,100

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6.75%, 2/1/22	1,000	1,000

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4.625%, 4/29/24	9,000	9,135

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4.00%, 4/16/25	4,000	3,940

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 2.875%, 4/16/20	2,000	1,975

HD Supply, Inc. company guaranty sr. unsec. sub. notes
7.50%, 7/15/20	50,000	52,063

HudBay Minerals, Inc. company guaranty sr. unsec. notes 9.50%,
10/1/20 (Canada)	15,000	15,000

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4.875%, 11/15/20	25,000	25,938

INVISTA Finance, LLC 144A company guaranty sr. notes
4.25%, 10/15/19	3,000	2,952

Louisiana-Pacific Corp. company guaranty sr. unsec. notes
7.50%, 6/1/20	5,000	5,200

LyondellBasell Industries NV sr. unsec. unsub. notes
4.625%, 2/26/55	5,000	5,017

NOVA Chemicals Corp. 144A sr. unsec. notes 5.00%,
5/1/25 (Canada)	2,000	2,065

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	25,000	26,375

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21	25,000	21,500

Westlake Chemical Corp. 144A company guaranty sr. unsec.
unsub. bonds 3.60%, 8/15/26	5,000	5,017

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	5,000	6,883

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	5,000	6,720

		312,692
Capital goods (0.9%)
Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8.25%, 10/1/20	40,000	41,850

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.00%, 3/15/22	20,000	20,300

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6.50%, 6/15/23 (Canada)	25,000	25,609

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 9/1/22	15,000	15,638

Berry Plastics Corp. company guaranty notes 6.00%, 10/15/22	10,000	10,600

Delphi Corp. company guaranty sr. unsec. notes 5.00%, 2/15/23	5,000	5,306

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	10,000	9,563

KLX, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/1/22	20,000	20,990

Retirement Income Fund Lifestyle 3 33

CORPORATE BONDS AND NOTES (10.0%)* cont.	Principal amount	Value

Capital goods cont.
Legrand France SA sr. unsec. unsub. notes 8.50%,
2/15/25 (France)	$10,000	$13,770

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	20,000	20,000

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4.375%, 3/15/35	3,000	3,439

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3.50%, 3/15/25	2,000	2,169

Moog, Inc. 144A company guaranty sr. unsec. notes
5.25%, 12/1/22	20,000	20,600

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	35,000	36,750

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	40,000	41,500

		288,084
Communication services (1.8%)
American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	10,000	10,703

AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	2,000	2,138

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5.25%, 9/30/22	35,000	36,750

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	30,000	31,566

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A sr. sub. bonds
6.484%, 10/23/45	8,000	9,832

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A sr. sub. notes
4.908%, 7/23/25	2,000	2,207

Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455%, 11/15/22	5,000	7,031

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95%, 8/15/37	5,000	7,370

Crown Castle International Corp. sr. unsec. notes
5.25%, 1/15/23 R	28,000	31,973

Crown Castle International Corp. sr. unsec. notes
4.875%, 4/15/22 R	5,000	5,575

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883%, 8/15/20	5,000	5,448

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	25,000	26,781

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	10,000	9,863

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	5,000	1,475

Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	5,000	6,963

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6.125%, 1/15/21	25,000	25,938

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 8/15/22	15,000	15,677

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	40,000	36,000

34 Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (10.0%)* cont.	Principal amount	Value

Communication services cont.
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	$20,000	$19,440

Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	70,000	69,213

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	65,000	69,550

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22	40,000	42,350

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 5.462%, 2/16/21 (Spain)	5,000	5,711

Verizon Communications, Inc. sr. unsec. unsub. notes 5.90%,
2/15/54 (units)	200	5,552

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	19,000	20,057

Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	5,000	5,317

Videotron, Ltd. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/22 (Canada)	35,000	36,750

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22	25,000	24,313

		571,543
Conglomerates (0.1%)
General Electric Co. jr. unsec. sub. FRB Ser. D, 5.00%,
perpetual maturity	16,000	17,160

		17,160
Consumer cyclicals (1.7%)
21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 7.75%, 12/1/45	5,000	7,600

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	15,000	13,303

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	7,000	7,671

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10.625%, 7/15/17	4,000	4,000

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	35,000	35,219

CBS Corp. company guaranty sr. unsec. debs. 7.875%, 7/30/30	5,000	7,138

CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	5,000	4,868

Expedia, Inc. 144A company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26	5,000	5,290

Ford Motor Co. sr. unsec. unsub. notes 7.45%, 7/16/31	5,000	6,795

Ford Motor Co. sr. unsec. unsub. notes 7.40%, 11/1/46	5,000	7,419

General Motors Co. sr. unsec. notes 6.25%, 10/2/43	5,000	5,993

General Motors Co. sr. unsec. unsub. notes 6.75%, 4/1/46	2,000	2,567

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.20%, 7/6/21	2,000	2,033

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 4/10/22	12,000	12,232

Host Hotels & Resorts LP sr. unsec. unsub. notes
5.25%, 3/15/22 R	5,000	5,517

Retirement Income Fund Lifestyle 3 35

CORPORATE BONDS AND NOTES (10.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Howard Hughes Corp. (The) 144A sr. unsec. notes
6.875%, 10/1/21	$25,000	$26,250

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5.875%, 3/15/21	10,000	10,438

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65%, 6/1/20	35,000	34,825

L Brands, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/21	5,000	5,775

Lear Corp. company guaranty sr. unsec. unsub. notes
5.375%, 3/15/24	5,000	5,363

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	30,000	31,575

LIN Television Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/22	10,000	10,575

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
6.65%, 7/15/24	1,000	1,194

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23	5,000	5,300

MGM Resorts International company guaranty sr. unsec. notes
5.25%, 3/31/20	10,000	10,700

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8.75%, 10/15/21 ‡‡	35,000	28,438

O’Reilly Automotive, Inc. company guaranty sr. unsec. sub.
notes 3.55%, 3/15/26	5,000	5,333

Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	5,000	5,326

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	20,000	21,300

Owens Corning company guaranty sr. unsec. sub. notes
9.00%, 6/15/19	5,000	5,783

Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	4,000	4,215

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	5,000	5,350

QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	2,000	2,065

QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	2,000	1,993

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	30,000	30,788

S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	5,000	5,638

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	70,000	64,750

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. unsub.
notes 5.875%, 10/1/20	15,000	15,483

TEGNA, Inc. 144A company guaranty sr. unsec. unsub. notes
4.875%, 9/15/21	32,000	33,200

Tiffany & Co. sr. unsec. unsub. notes 4.90%, 10/1/44	5,000	5,199

Time Warner, Inc. company guaranty sr. unsec. bonds
7.70%, 5/1/32	5,000	7,148

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	5,000	5,104

36 Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (10.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	$15,000	$15,338

Vulcan Materials Co. sr. unsec. unsub. notes 4.50%, 4/1/25	2,000	2,175

		534,266
Consumer staples (0.6%)
Altria Group, Inc. company guaranty sr. unsec. notes
9.25%, 8/6/19	2,000	2,443

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85%, 8/9/22	5,000	5,242

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. bonds 4.90%, 2/1/46	5,000	6,065

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.20%, 1/15/39	10,000	16,322

BlueLine Rental Finance Corp. 144A notes 7.00%, 2/1/19	35,000	30,275

ConAgra Foods, Inc. sr. unsec. notes 7.00%, 4/15/19	2,000	2,242

Constellation Brands, Inc. company guaranty sr. unsec. notes
3.875%, 11/15/19	2,000	2,105

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6.00%, 5/1/22	10,000	11,600

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	12,000	13,591

CVS Health Corp. sr. unsec. unsub. notes 5.125%, 7/20/45	5,000	6,234

CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	3,557	4,110

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
bonds 4.50%, 2/15/45	5,000	5,409

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7.00%, 10/15/37	10,000	13,726

Kraft Foods Group, Inc. company guaranty sr. unsec. notes
Ser. 144A, 6.875%, 1/26/39	5,000	7,025

Kraft Heinz Foods Co. company guaranty sr. unsec. bonds
4.375%, 6/1/46	5,000	5,409

Kroger Co. (The) company guaranty sr. unsec. unsub. notes
6.90%, 4/15/38	2,000	2,845

McDonald’s Corp. sr. unsec. unsub. notes 5.70%, 2/1/39	15,000	19,003

Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	8,000	8,740

Tyson Foods, Inc. company guaranty sr. unsec. bonds
4.875%, 8/15/34	2,000	2,271

Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds
5.15%, 8/15/44	3,000	3,642

Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	5,000	5,284

		173,583
Energy (0.5%)
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	25,000	24,688

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6.00%, 10/1/22	25,000	23,125

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4.50%, 10/1/20 (United Kingdom)	5,000	5,524

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	15,000	10,125

Retirement Income Fund Lifestyle 3 37

CORPORATE BONDS AND NOTES (10.0%)* cont.	Principal amount	Value

Energy cont.
Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	$14,000	$13,335

DCP Midstream Operating LP company guaranty sr. unsec.
notes 2.70%, 4/1/19	5,000	4,844

Devon Energy Corp. sr. unsec. unsub. notes 3.25%, 5/15/22	2,000	1,986

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4.00%, 8/1/24	2,000	1,958

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7.875%, 9/15/31	5,000	6,056

Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	35,000	36,313

Spectra Energy Capital, LLC company guaranty sr. unsec. sub.
notes 6.20%, 4/15/18	5,000	5,314

Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	7,000	8,645

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	2,000	2,310

Williams Partners LP sr. unsec. notes 5.25%, 3/15/20	5,000	5,382

Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	5,000	5,120

		154,725
Financials (1.6%)
Air Lease Corp. sr. unsec. unsub. notes 3.375%, 6/1/21	5,000	5,175

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 9/15/20	40,000	46,000

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	5,000	5,319

American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	5,000	4,915

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	5,000	6,550

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	7,000	7,350

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	10,000	10,901

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	10,000	10,230

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes
7.25%, 2/1/18	15,000	16,199

BGC Partners, Inc. 144A sr. unsec. notes 5.125%, 5/27/21	5,000	5,028

Camden Property Trust sr. unsec. unsub. notes
4.875%, 6/15/23 R	5,000	5,587

Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	5,000	5,232

Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	5,000	5,227

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	2,000	2,158

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	8,000	8,429

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	55,000	58,300

Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.90%,
perpetual maturity	2,000	2,075

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95%,
perpetual maturity	4,000	4,133

Citigroup, Inc. jr. unsec. sub. FRN Ser. Q, 5.95%,
perpetual maturity	14,000	14,254

38 Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (10.0%)* cont.	Principal amount	Value

Financials cont.
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	$20,000	$20,100

DDR Corp. sr. unsec. unsub. notes 7.875%, 9/1/20 R	2,000	2,406

Duke Realty LP company guaranty sr. unsec. unsub. notes
3.875%, 2/15/21 R	5,000	5,310

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	2,000	2,025

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8.125%, 6/15/38	5,000	5,469

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	5,000	5,132

HSBC Capital Funding LP 144A company guaranty jr. unsec.
sub. FRB 10.176%, perpetual maturity (Jersey)	8,000	12,112

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	40,000	38,450

International Lease Finance Corp. sr. unsec. unsub. notes
6.25%, 5/15/19	5,000	5,425

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	7,000	7,144

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	5,000	5,829

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.80%, 3/15/37	2,000	2,320

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. FRN 7.00%, 3/15/37	5,000	4,175

Liberty Property LP sr. unsec. unsub. notes 3.375%, 6/15/23 R	5,000	5,097

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	10,000	11,100

Massachusetts Mutual Life Insurance Co. 144A unsec. sub. notes
8.875%, 6/1/39	5,000	7,965

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5.875%, 3/15/22	2,000	2,085

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	35,000	36,706

Progressive Corp. (The) jr. unsec. sub. FRN 6.70%, 6/15/37	2,000	1,920

Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	5,000	5,504

Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	5,000	5,078

Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	5,000	5,031

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.00%, 6/1/20	30,000	31,050

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB 1.653%, 6/15/37	15,000	12,792

Teachers Insurance & Annuity Association of America 144A
unsec. sub. FRN 4.375%, 9/15/54	2,000	2,282

USI, Inc./NY 144A sr. unsec. notes 7.75%, 1/15/21	10,000	10,200

VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	3,000	3,158

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	10,000	11,050

Retirement Income Fund Lifestyle 3 39

CORPORATE BONDS AND NOTES (10.0%)* cont.	Principal amount	Value

Financials cont.
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	$10,000	$11,263

WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	5,000	5,225

		506,465
Health care (0.5%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	2,000	2,117

Actavis Funding SCS company guaranty sr. unsec. notes 4.75%,
3/15/45 (Luxembourg)	3,000	3,291

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)	35,000	37,194

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 7/31/19	2,000	2,190

HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	5,000	5,300

HCA, Inc. company guaranty sr. sub. notes 3.75%, 3/15/19	45,000	46,294

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
bonds 5.25%, 1/15/26 R	5,000	5,313

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	5,000	5,013

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	2,000	2,093

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	20,000	21,450

Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. bonds 3.15%, 10/1/26 (Netherlands)	10,000	10,069

		140,324
Technology (0.4%)
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	3,000	3,365

CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	20,000	21,225

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
bonds 8.35%, 7/15/46	2,000	2,331

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
notes 5.45%, 6/15/23	13,000	13,860

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	35,000	35,481

Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	5,000	5,027

Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	15,000	15,138

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	15,000	15,600

Zebra Technologies Corp. sr. unsec. unsub. bonds
7.25%, 10/15/22	20,000	21,700

		133,727
Transportation (0.2%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes
6.375%, 5/15/23	35,000	34,213

Aviation Capital Group Corp. 144A sr. unsec. unsub. notes
7.125%, 10/15/20	5,000	5,869

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6.375%, 4/1/23	15,000	15,038

		55,120
Utilities and power (0.7%)
AES Corp./Virginia (The) sr. unsec. notes 8.00%, 6/1/20	15,000	17,663

CMS Energy Corp. sr. unsec. notes 8.75%, 6/15/19	5,000	5,950

40 Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (10.0%)* cont.	Principal amount	Value

Utilities and power cont.
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	$100,000	$107,602

El Paso Natural Gas Co., LLC company guaranty sr. unsec.
unsub. notes 8.375%, 6/15/32	5,000	6,154

Emera US Finance LP 144A company guaranty sr. unsec. notes
3.55%, 6/15/26	3,000	3,160

Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	5,000	5,369

FirstEnergy Corp. sr. unsec. unsub. notes 4.25%, 3/15/23	6,000	6,349

Iberdrola International BV company guaranty sr. unsec. unsub.
bonds 6.75%, 7/15/36 (Spain)	5,000	6,744

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	1,000	1,011

Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.05%, 12/1/19	3,000	3,082

Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	5,000	6,036

PPL WEM Ltd./Western Power Distribution, Ltd. 144A sr. unsec.
unsub. notes 5.375%, 5/1/21 (United Kingdom)	15,000	16,625

Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A,
6.974%, 6/1/67	7,000	5,950

Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9 1/2s, 4/1/19	5,000	5,773

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN 6.35%,
5/15/67 (Canada)	10,000	8,000

WEC Energy Group jr. unsec. sub. FRN 6.25%, 5/15/67	5,000	4,275

		209,743

Total corporate bonds and notes (cost $3,023,161)		$3,097,432

INVESTMENT COMPANIES (9.7%)*	Shares	Value

Putnam Absolute Return 700 Fund Class Y Ω	267,826	$3,015,721

Total investment companies (cost $3,339,691)		$3,015,721

CONVERTIBLE BONDS AND NOTES (8.3%)*	Principal amount	Value

Basic materials (0.1%)
Cemex SAB de CV cv. unsec. sub. notes 3.75%,
3/15/18 (Mexico)	$16,000	$18,500

		18,500
Capital goods (0.2%)
Dycom Industries, Inc. 144A cv. sr. unsec. sub. notes
0.75%, 9/15/21	37,000	40,584

WESCO International, Inc. cv. company guaranty sr. unsec.
notes 6.00%, 9/15/29	8,000	17,060

		57,644
Communication services (0.2%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
cv. company guaranty sr. unsec. notes 8.25%, 12/1/40	6,000	6,244

DISH Network Corp. 144A cv. sr. unsec. bonds 3.375%, 8/15/26	68,000	70,933

Powerwave Technologies, Inc. cv. unsec. sub. notes 3.875%,
10/1/27 (In default) † F	38,000	4

		77,181

Retirement Income Fund Lifestyle 3 41

CONVERTIBLE BONDS AND NOTES (8.3%)* cont.	Principal amount	Value

Consumer cyclicals (1.5%)
CalAtlantic Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 5/15/18	$33,000	$41,889

CalAtlantic Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 1.25%, 8/1/32	24,000	25,680

Euronet Worldwide, Inc. cv. sr. unsec. bonds 1.50%, 10/1/44	37,000	45,140

Liberty Interactive, LLC cv. sr. unsec. notes 3.50%, 1/15/31	50,000	26,313

Liberty Interactive, LLC 144A cv. sr. unsec. bonds
1.75%, 9/30/46	59,000	61,213

Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds
2.25%, 9/30/46	38,000	39,021

Macquarie Infrastructure Corp. cv. sr. unsec. sub. notes
2.875%, 7/15/19	57,000	66,120

Navistar International Corp. cv. sr. unsec. sub. bonds
4.75%, 4/15/19	47,000	32,694

Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes
1.00%, 3/15/18	41,000	62,781

Tesla Motors, Inc. cv. sr. unsec. sub. notes 1.25%, 3/1/21	82,000	70,161

		471,012
Consumer staples (0.1%)
Vector Group, Ltd. cv. sr. unsec. sub. FRN 2.50%, 1/15/19	30,000	43,140

		43,140
Energy (0.5%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec.
notes 2.25%, 12/15/38	87,000	78,953

Energy XXI, Ltd. cv. sr. unsec. bonds 3.00%, 12/15/18
(acquired various dates from 11/19/13 to 1/24/14,
cost $13,899) (In default) †∆∆	14,000	79

SEACOR Holdings, Inc. cv. sr. unsec. bonds 3.00%, 11/15/28	42,000	34,571

Stone Energy Corp. cv. company guaranty sr. unsec. sub. notes
1.75%, 3/1/17 (In default) †	50,000	26,250

Trico Marine Services, Inc. cv. sr. unsec. notes 3.00%, 1/15/27
(In default) † F	15,000	413

Whiting Petroleum Corp. cv. company guaranty sr. unsec.
unsub. notes 1.25%, 4/1/20 (acquired 5/18/16, cost
$25,505) ∆∆	34,000	26,881

		167,147
Financials (0.7%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes
5.25%, 12/1/18 R	36,000	39,150

Radian Group, Inc. cv. sr. unsec. notes 2.25%, 3/1/19	28,000	36,733

Starwood Property Trust, Inc. cv. sr. unsec. unsub. notes
4.00%, 1/15/19 R	73,000	82,171

TCP Capital Corp. cv. sr. unsec. bonds 5.25%, 12/15/19	57,000	59,387

		217,441
Health care (1.3%)
Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes
2.75%, 6/15/18	49,000	48,908

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4.00%, 8/15/17 (China) (In default) † F	25,000	2,000

China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6.25%,
12/15/16 (China) (In default) † F	14,000	980

HealthSouth Corp. cv. sr. unsec. sub. notes 2.00%, 12/1/43	49,000	57,728

42 Retirement Income Fund Lifestyle 3

CONVERTIBLE BONDS AND NOTES (8.3%)* cont.	Principal amount	Value

Health care cont.
Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2.00%
(zero %, 3/1/18) 3/1/42 ††	$61,000	$83,227

Impax Laboratories, Inc. cv. sr. unsec. notes 2.00%, 6/15/22	59,000	51,699

Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub.
bonds 1.875%, 8/15/21 (Ireland)	66,000	66,825

Medidata Solutions, Inc. cv. sr. unsec. notes 1.00%, 8/1/18	27,000	31,658

Teleflex, Inc. cv. sr. unsec. sub. notes 3.875%, 8/1/17	13,000	38,716

		381,741
Technology (3.4%)
Avid Technology, Inc. cv. sr. unsec. notes 2.00%, 6/15/20	16,000	13,150

Brocade Communications Systems, Inc. cv. company guaranty
sr. unsec. notes 1.375%, 1/1/20	33,000	32,072

Ciena Corp. cv. sr. unsec. notes 4.00%, 12/15/20	43,000	57,217

Citrix Systems, Inc. cv. sr. unsec. notes 0.50%, 4/15/19	28,000	32,218

Fidelity National Financial, Inc. cv. sr. unsec. unsub. notes
4.25%, 8/15/18	13,000	27,097

Intel Corp. cv. jr. unsec. sub. notes 3.25%, 8/1/39	19,000	33,226

j2 Global, Inc. cv. sr. unsec. notes 3.25%, 6/15/29	37,000	43,799

Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18	8,000	13,130

Microchip Technology, Inc. cv. sr. unsec. sub. bonds
1.625%, 2/15/25	104,000	133,835

Micron Technology, Inc. cv. sr. unsec. bonds 3.00%, 11/15/43	50,000	44,625

Micron Technology, Inc. cv. sr. unsec. bonds Ser. E,
1.625%, 2/15/33	52,000	82,843

Novatel Wireless, Inc. cv. sr. unsec. unsub. notes 5.50%, 6/15/20	12,000	10,920

Novellus Systems, Inc. cv. company guaranty sr. unsec. notes
2.625%, 5/15/41	26,000	71,403

NVIDIA Corp. cv. sr. unsec. bonds 1.00%, 12/1/18	60,000	182,513

ON Semiconductor Corp. cv. company guaranty sr. unsec.
unsub. notes 1.00%, 12/1/20	31,000	30,167

Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5.25%, 5/15/18	34,000	35,488

salesforce.com, Inc. cv. sr. unsec. unsub. notes 0.25%, 4/1/18	45,000	57,825

TTM Technologies, Inc. cv. sr. unsec. notes 1.75%, 12/15/20	24,000	29,955

Twitter, Inc. cv. sr. unsec. unsub. bonds 1.00%, 9/15/21	28,000	25,795

Verint Systems, Inc. cv. sr. unsec. notes 1.50%, 6/1/21	22,000	20,405

Yahoo!, Inc. cv. sr. unsec. bonds zero %, 12/1/18	78,000	79,950

		1,057,633
Transportation (0.3%)
Atlas Air Worldwide Holdings, Inc. cv. sr. unsec. bonds
2.25%, 6/1/22	22,000	20,419

Echo Global Logistics, Inc. cv. sr. unsec. notes 2.50%, 5/1/20	24,000	24,330

Scorpio Tankers, Inc. 144A cv. sr. unsec. sub. notes
2.375%, 7/1/19	51,000	41,565

		86,314

Total convertible bonds and notes (cost $2,538,708)		$2,577,753

Retirement Income Fund Lifestyle 3 43

CONVERTIBLE PREFERRED STOCKS (5.9%)*	Shares	Value

Basic materials (0.1%)
Alcoa, Inc. Ser. 1, $2.688 cv. pfd.	1,300	$44,728

Smurfit-Stone Container Corp. escrow zero % cv. pfd. F	1,775	18

		44,746
Capital goods (0.2%)
Belden, Inc. $6.75 cv. pfd. †	451	48,365

		48,365
Communication services (1.1%)
American Tower Corp. $5.50 cv. pfd. R	877	95,977

Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	800	40,250

Crown Castle International Corp. Ser. A, $4.50 cv. pfd. R	463	52,185

Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd.	530	47,899

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	1,321	102,179

		338,490
Consumer cyclicals (0.7%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	2,521	63,379

Fiat Chrysler Automobiles NV Ser. FCAU, $7.875 cv. pfd. (Italy)	1,260	83,633

Stanley Black & Decker, Inc. $6.25 cv. pfd.	587	74,256

		221,268
Consumer staples (0.3%)
Tyson Foods, Inc. $2.375 cv. pfd.	1,082	89,665

		89,665
Energy (0.2%)
Halcon Resources Corp. Ser. A, 5.75% cv. pfd.	23	989

Hess Corp. $2.00 cv. pfd.	560	37,038

Southwestern Energy Co. Ser. B, $3.125 cv. pfd.	843	27,145

		65,172
Financials (2.0%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	1,573	55,006

AMG Capital Trust II $2.575 cv. pfd.	956	51,445

Banc of California, Inc. $4.00 cv. pfd.	311	31,526

Bank of America Corp. Ser. L, 7.25% cv. pfd.	119	146,370

EPR Properties Ser. C, $1.438 cv. pfd. R	2,632	79,824

iStar, Inc. $2.25 cv. pfd. R	226	11,302

Maiden Holdings, Ltd. Ser. B, $3.625 cv. pfd. (Bermuda)	644	32,503

Mandatory Exchangeable Trust 144A $5.75 cv. pfd. †	254	30,599

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	77	103,950

Welltower, Inc. Ser. I, $3.25 cv. pfd. R	697	48,224

		590,749
Health care (0.7%)
Allergan PLC Ser. A, 5.50% cv. pfd.	162	134,891

Anthem, Inc. $2.63 cv. pfd.	864	37,256

Teva Pharmaceutical Industries, Ltd. 7.00% cv. pfd. (Israel)	67	57,151

		229,298
Utilities and power (0.6%)
Dominion Resources, Inc. Ser. A, $3.375 cv. pfd. †	1,146	58,114

Dynegy, Inc. $7.00 cv. pfd. †	211	18,140

El Paso Energy Capital Trust I $2.375 cv. pfd.	965	50,150

Exelon Corp. $3.25 cv. pfd.	1,302	61,923

		188,327

Total convertible preferred stocks (cost $1,738,041)		$1,816,080

44 Retirement Income Fund Lifestyle 3

U.S. TREASURY OBLIGATIONS (4.2%)*	Principal amount	Value

U.S. Treasury Bonds
3.75%, 11/15/43 §	$50,000	$66,421
2.75%, 8/15/42 §	100,000	111,256

U.S. Treasury Notes
2.375%, 8/15/24 ∆	100,000	106,539
2.125%, 5/15/25	140,000	146,616
2.00%, 11/30/20	110,000	113,877
1.875%, 11/30/21	50,000	51,578
1.375%, 9/30/18 ∆	250,000	252,832
1.125%, 12/31/19 ∆ §	180,000	180,807
0.75%, 3/31/18 §	130,000	129,969
0.75%, 12/31/17	60,000	60,009
0.75%, 6/30/17	70,000	70,063

Total U.S. treasury obligations (cost $1,259,799)		$1,289,967

MORTGAGE-BACKED SECURITIES (1.2%)*	Principal amount	Value

Citigroup Commercial Mortgage Trust
FRB Ser. 07-C6, Class A4, 5.901%, 12/10/49	$10,000	$10,217
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	14,000	15,379

COMM Mortgage Pass-Through Certificates
FRB Ser. 12-CR3, Class XA, IO, 2.232%, 10/15/45	130,454	10,814
FRB Ser. 14-CR14, Class XA, IO, 0.994%, 2/10/47	568,066	20,540

COMM Mortgage Trust
Ser. 13-CR13, Class AM, 4.449%, 12/10/23	11,000	12,502
Ser. 13-LC6, Class AM, 3.282%, 1/10/46	19,000	20,192
FRB Ser. 13-LC13, Class XA, IO, 1.538%, 8/10/46	136,806	7,302
FRB Ser. 14-CR18, Class XA, IO, 1.428%, 7/15/47	98,034	6,094
FRB Ser. 14-CR16, Class XA, IO, 1.394%, 4/10/47	179,386	10,657
FRB Ser. 14-UBS6, Class XA, IO, 1.209%, 12/10/47	98,625	5,926

COMM Mortgage Trust 144A FRB Ser. 12-LC4, Class XA, IO,
3.332%, 12/10/44	94,908	8,239

Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.199%, 5/15/38	3,801	—

JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 08-C2, Class ASB, 6.125%, 2/12/51	7,117	7,206
Ser. 04-LN2, Class A2, 5.115%, 7/15/41	315	316

LB Commercial Mortgage Trust 144A Ser. 98-C4, Class J,
5.60%, 10/15/35	2,000	2,065

LB-UBS Commercial Mortgage Trust 144A FRB Ser. 05-C2,
Class XCL, IO, 0.195%, 4/15/40	3,165	—

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class AS, 4.56%, 8/15/46	10,000	11,181
FRB Ser. 13-C10, Class AS, 4.219%, 7/15/46	20,000	22,082
FRB Ser. 13-C13, Class XA, IO, 1.311%, 11/15/46	299,453	17,068
FRB Ser. 13-C12, Class XA, IO, 1.102%, 10/15/46	313,427	11,681

Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class XA, IO, 2.19%, 11/15/45	151,054	9,924

Morgan Stanley Capital I Trust Ser. 07-IQ14, Class A2,
5.61%, 4/15/49	3,081	3,079

Retirement Income Fund Lifestyle 3 45

MORTGAGE-BACKED SECURITIES (1.2%)* cont.	Principal amount	Value

Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246%, 12/17/43	$5,444	$5,439

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C2,
Class XA, IO, 1.797%, 5/10/63	414,863	22,555

UBS-Citigroup Commercial Mortgage Trust 144A Ser. 11-C1,
Class AS, 5.154%, 1/10/45	10,000	11,318

Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12,
Class AS, 4.433%, 7/15/46	17,000	18,750

WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387%, 12/15/46	25,000	28,053
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46	26,000	29,001
Ser. 13-C12, Class AS, 3.56%, 3/15/48	10,000	10,696

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C9, Class XA, IO, 2.286%, 11/15/45 F	91,705	8,096
FRB Ser. 12-C10, Class XA, IO, 1.865%, 12/15/45 F	214,630	16,361

Total mortgage-backed securities (cost $359,569)		$362,733

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.8%)*	Principal amount	Value

Argentina (Republic of) 144A sr. unsec. bonds 7.125%,
7/6/36 (Argentina)	$235,000	$249,278

Total foreign government and agency bonds and notes (cost $242,383)		$249,278

SENIOR LOANS (0.5%)* [c]	Principal amount	Value

Avaya, Inc. bank term loan FRN Ser. B7, 6.25%, 5/29/20	$64,038	$49,069

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.25%, 3/1/17	66,169	70,140

CPG International, Inc. bank term loan FRN Ser. B,
4.75%, 9/30/20	4,735	4,735

Gates Global, LLC/Gates Global Co. bank term loan FRN
4.25%, 7/6/21	24,305	23,890

Grifols Worldwide Operations USA, Inc. bank term loan FRN
3.188%, 2/27/21	9,800	9,854

Total senior loans (cost $167,214)		$157,688

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7.50%, 4/1/34	$10,000	$15,445

North TX, Tollway Auth. Rev. Bonds (Build America Bonds),
6.718%, 1/1/49	10,000	15,791

OH State U. Rev. Bonds (Build America Bonds), 4.91%, 6/1/40	5,000	6,404

Total municipal bonds and notes (cost $25,063)		$37,640

ASSET-BACKED SECURITIES (0.1%)*	Principal amount	Value

Station Place Securitization Trust FRB Ser. 16-1, Class A, 1.524%,
2/25/17 (acquired 2/4/16, cost $16,000) ∆∆	$16,000	$16,000

Total asset-backed securities (cost $16,000)		$16,000

PREFERRED STOCKS (—%)*	Shares	Value

GMAC Capital Trust I Ser. 2, $2.031 cum. ARP	275	$6,947

Total preferred stocks (cost $7,238)		$6,947

46 Retirement Income Fund Lifestyle 3

SHORT-TERM INVESTMENTS (30.3%)*	Principal amount/shares		Value

Federal Home Loan Banks unsec. discount notes
0.370%, 10/11/16		$700,000	$699,745

Federal Home Loan Banks unsec. discount notes
0.380%, 10/7/16		700,000	699,767

Federal National Mortgage Association unsec. discount notes
0.300%, 10/18/16		500,000	499,804

Putnam Cash Collateral Pool, LLC 0.67% [d]	Shares	211,575	211,575

Putnam Short Term Investment Fund 0.44% L	Shares	6,278,968	6,278,968

U.S. Treasury Bills 0.264%, 11/3/16 # §		$1,000,000	999,530

Total short-term investments (cost $9,389,338)			$9,389,389

TOTAL INVESTMENTS

Total investments (cost $31,056,999)			$31,364,154

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IO	Interest Only

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2016 through August 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $30,981,555.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $42,960, or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

Ω Affiliated company (Note 5).

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

Retirement Income Fund Lifestyle 3 47

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $8,199,656 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $524,679) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/19/16	$5,330	$5,216	$114

Barclays Bank PLC
	Euro	Buy	9/21/16	5,358	5,330	28

	Euro	Sell	9/21/16	5,358	5,364	6

	Hong Kong Dollar	Buy	11/16/16	1,600	1,600	—

Citibank, N.A.
	British Pound	Buy	9/21/16	10,773	10,683	90

	British Pound	Sell	9/21/16	10,773	10,827	54

	Danish Krone	Buy	9/21/16	9,210	9,152	58

	Euro	Buy	9/21/16	8,038	8,047	(9)

	Euro	Sell	9/21/16	8,038	8,058	20

	Japanese Yen	Buy	11/16/16	13,560	13,720	(160)

Credit Suisse International
	British Pound	Sell	9/21/16	8,145	11,215	3,070

	Euro	Buy	9/21/16	12,615	12,630	(15)

	Euro	Sell	9/21/16	12,615	12,672	57

	Norwegian Krone	Sell	9/21/16	6,565	6,558	(7)

	Swedish Krona	Buy	9/21/16	16,673	16,818	(145)

	Swedish Krona	Sell	9/21/16	16,673	17,052	379

	Swiss Franc	Buy	9/21/16	31,554	31,514	40

48 Retirement Income Fund Lifestyle 3

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $524,679) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association
	Euro	Sell	9/21/16	$48,896	$49,100	$204

JPMorgan Chase Bank N.A.
	British Pound	Buy	9/21/16	34,814	36,540	(1,726)

	British Pound	Sell	9/21/16	34,814	34,787	(27)

	Euro	Buy	9/21/16	11,945	11,819	126

	Euro	Sell	9/21/16	11,945	11,958	13

	Hong Kong Dollar	Sell	11/16/16	7,767	7,771	4

	Norwegian Krone	Sell	9/21/16	3,444	3,430	(14)

	Singapore Dollar	Buy	11/16/16	22,455	22,352	103

	Swedish Krona	Sell	9/21/16	5,671	6,319	648

	Swiss Franc	Buy	9/21/16	3,970	3,966	4

State Street Bank and Trust Co.
	British Pound	Buy	9/21/16	4,992	5,044	(52)

	British Pound	Sell	9/21/16	4,992	4,970	(22)

	Euro	Buy	9/21/16	6,698	6,675	23

	Euro	Sell	9/21/16	6,698	6,706	8

	Israeli Shekel	Sell	10/19/16	2,967	3,147	180

	Japanese Yen	Buy	11/16/16	11,676	12,050	(374)

	Swedish Krona	Buy	9/21/16	25,722	26,624	(902)

	Swedish Krona	Sell	9/21/16	25,722	25,957	235

	Swiss Franc	Buy	9/21/16	6,311	6,124	187

UBS AG
	Australian Dollar	Buy	10/19/16	9,233	9,265	(32)

	Euro	Sell	9/21/16	25,564	25,996	432

	Swiss Franc	Buy	9/21/16	13,436	13,423	13

WestPac Banking Corp.
	New Zealand Dollar	Buy	10/19/16	4,273	4,200	73

Total						$2,684

FUTURES CONTRACTS OUTSTANDING at 8/31/16 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 2 yr (Long)	2	$436,625	Dec-16	$246

Total

Retirement Income Fund Lifestyle 3 49

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/16 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC
EM Series 25 Index	BBB/P	$292,578	$3,163,000	6/20/21	100 bp	$96,560

Total		$292,578				$96,560

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/16 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 25	B+/P	$3,241	$4,210,470	12/20/20	500 bp	$254,139
Index

NA HY Series 26	—	(9,377)	388,000	6/20/21	(500 bp)	11,713
Index

Total		$(6,136)				$265,852

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

50 Retirement Income Fund Lifestyle 3

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$212,214	$78,777	$—

Capital goods	295,440	21,087	—

Communication services	208,569	87,762	—

Conglomerates	38,450	—	—

Consumer cyclicals	901,755	154,071	—

Consumer staples	495,069	101,072	—

Energy	344,891	16,050	—

Financials	3,931,266	286,474	—

Health care	885,465	39,682	—

Technology	693,070	73,386	—

Transportation	130,815	75,547	—

Utilities and power	211,767	64,847	—

Total common stocks	8,348,771	998,755	—

Asset-backed securities	—	16,000	—

Convertible bonds and notes	—	2,574,356	3,397

Convertible preferred stocks	64,183	1,751,879	18

Corporate bonds and notes	—	3,097,432	—

Foreign government and agency bonds and notes	—	249,278	—

Investment companies	3,015,721	—	—

Mortgage-backed securities	—	362,733	—

Municipal bonds and notes	—	37,640	—

Preferred stocks	6,947	—	—

Senior loans	—	157,688	—

U.S. treasury obligations	—	1,289,967	—

Short-term investments	6,278,968	3,110,421	—

Totals by level	$17,714,590	$13,646,149	$3,415

Retirement Income Fund Lifestyle 3 51

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$2,684	$—

Futures contracts	246	—	—

Credit default contracts	—	75,970	—

Totals by level	$246	$78,654	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

52 Retirement Income Fund Lifestyle 3

Statement of assets and liabilities 8/31/16 (Unaudited)

ASSETS

Investment in securities, at value, including $204,847 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $21,226,765)	$21,857,890
Affiliated issuers (identified cost $9,830,234) (Notes 1 and 5)	9,506,264

Foreign currency (cost $239) (Note 1)	238

Dividends, interest and other receivables	131,539

Receivable for shares of the fund sold	24,542

Receivable for investments sold	37,624

Receivable from Manager (Note 2)	29,555

Receivable for variation margin (Note 1)	62

Unrealized appreciation on forward currency contracts (Note 1)	6,169

Unrealized appreciation on OTC swap contracts (Note 1)	96,560

Prepaid assets	18,716

Total assets	31,709,159

LIABILITIES

Payable to custodian	37,687

Payable for investments purchased	33,594

Payable for custodian fees (Note 2)	28,640

Payable for investor servicing fees (Note 2)	8,670

Payable for Trustee compensation and expenses (Note 2)	32,023

Payable for administrative services (Note 2)	101

Payable for distribution fees (Note 2)	14,272

Payable for auditing and tax fees	40,235

Payable for variation margin (Note 1)	9,268

Premium received on OTC swap contracts (Note 1)	292,578

Unrealized depreciation on forward currency contracts (Note 1)	3,485

Collateral on securities loaned, at value (Note 1)	211,575

Other accrued expenses	15,476

Total liabilities	727,604

Net assets	$30,981,555

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$41,356,027

Undistributed net investment income (Note 1)	86,810

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(11,133,708)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	672,426

Total — Representing net assets applicable to capital shares outstanding	$30,981,555

(Continued on next page)

Retirement Income Fund Lifestyle 3 53

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($25,320,531 divided by 2,244,091 shares)	$11.28

Offering price per class A share (100/96.00 of $11.28)*	$11.75

Net asset value and offering price per class B share ($1,043,612 divided by 92,876 shares)**	$11.24

Net asset value and offering price per class C share ($2,692,577 divided by 239,530 shares)**	$11.24

Net asset value and redemption price per class M share ($441,735 divided by 39,245 shares)	$11.26

Offering price per class M share (100/96.75 of $11.26)†	$11.64

Net asset value, offering price and redemption price per class R share
($9,984 divided by 886 shares)	$11.27

Net asset value, offering price and redemption price per class Y share
($1,473,116 divided by 130,258 shares)	$11.31

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

54 Retirement Income Fund Lifestyle 3

Statement of operations Six months ended 8/31/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign taxes paid and refunded of $6,261)	$223,757

Interest (including interest income of $18,761 from investments in affiliated issuers) (Note 5)	170,013

Securities lending (net of expenses) (Note 1)	262

Total investment income	394,032

EXPENSES

Compensation of Manager (Note 2)	72,983

Investor servicing fees (Note 2)	25,312

Custodian fees (Note 2)	28,011

Trustee compensation and expenses (Note 2)	1,227

Distribution fees (Note 2)	51,197

Administrative services (Note 2)	305

Reports to shareholders	14,584

Auditing and tax fees	41,037

Blue sky expense	37,224

Other	3,255

Fees waived and reimbursed by Manager (Note 2)	(108,269)

Total expenses	166,866

Expense reduction (Note 2)	(20)

Net expenses	166,846

Net investment income	227,186

Net realized gain on investments (Notes 1 and 3)	129,624

Net realized gain on swap contracts (Note 1)	155,322

Net realized gain on futures contracts (Note 1)	23

Net realized gain on foreign currency transactions (Note 1)	1,089

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	3,606

Net unrealized appreciation of investments, futures contracts and swap contracts
during the period	2,232,574

Net gain on investments	2,522,238

Net increase in net assets resulting from operations	$2,749,424

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 3 55

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 8/31/16*	Year ended 2/29/16

Operations:
Net investment income	$227,186	$528,093

Net realized gain on investments
and foreign currency transactions	286,058	371,031†

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	2,236,180	(3,184,204)†

Net increase (decrease) in net assets resulting
from operations	2,749,424	(2,285,080)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(163,753)	(618,702)

Class B	(2,909)	(18,131)

Class C	(7,371)	(51,817)

Class M	(2,331)	(10,200)

Class R	(47)	(108)

Class Y	(11,030)	(41,341)

Increase (decrease) from capital share transactions (Note 4)	(834,250)	2,787,052

Total increase (decrease) in net assets	1,727,733	(238,327)

NET ASSETS

Beginning of period	29,253,822	29,492,149

End of period (including undistributed net investment
income of $86,810 and $47,065, respectively)	$30,981,555	$29,253,822

* Unaudited.

† Revised, see Note 3.

The accompanying notes are an integral part of these financial statements.

56 Retirement Income Fund Lifestyle 3

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Retirement Income Fund Lifestyle 3 57

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

										Ratio	Ratio of net
	Net asset		Net realized							of expenses	investment
	value,		and unrealized	Total from	From			Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset	end of period	net assets (%)	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	value (%)[b]	(in thousands)	[c,d,e]	net assets (%)[d]	(%)

Class A
August 31, 2016**	$10.36	.09	.90	.99	(.07)	(.07)	$11.28	9.60*	$25,321	.50*	.78*	33*
February 29, 2016	11.45	.20[f]	(1.01)	(.81)	(.28)	(.28)	10.36	(7.21)	23,725	1.00	1.82[f]	55[g]
February 28, 2015	11.05	.14	.53	.67	(.27)	(.27)	11.45	6.16	23,364	1.00	1.26	50[g]
February 28, 2014	10.21	.12	.92	1.04	(.20)	(.20)	11.05	10.33	13,539	1.01	1.18	54
February 28, 2013	9.58	.16	.67	.83	(.20)	(.20)	10.21	8.83	10,782	1.00	1.69	45
February 29, 2012	9.76	.20	(.11)	.09	(.27)	(.27)	9.58	1.04	12,145	1.04	2.10	92

Class B
August 31, 2016**	$10.32	.04	.91	.95	(.03)	(.03)	$11.24	9.22*	$1,044	.88*	.41*	33*
February 29, 2016	11.40	.12[f]	(1.01)	(.89)	(.19)	(.19)	10.32	(7.84)	968	1.75	1.06[f]	55[g]
February 28, 2015	11.01	.06	.52	.58	(.19)	(.19)	11.40	5.31	1,021	1.75	.51	50[g]
February 28, 2014	10.18	.05	.91	.96	(.13)	(.13)	11.01	9.45	876	1.76	.44	54
February 28, 2013	9.54	.09	.68	.77	(.13)	(.13)	10.18	8.12	812	1.75	.94	45
February 29, 2012	9.72	.13	(.11)	.02	(.20)	(.20)	9.54	.26	965	1.79	1.36	92

Class C
August 31, 2016**	$10.33	.05	.89	.94	(.03)	(.03)	$11.24	9.11*	$2,693	.88*	.41*	33*
February 29, 2016	11.41	.12[f]	(1.01)	(.89)	(.19)	(.19)	10.33	(7.84)	2,759	1.75	1.06[f]	55[g]
February 28, 2015	11.01	.06	.53	.59	(.19)	(.19)	11.41	5.41	3,195	1.75	.50	50[g]
February 28, 2014	10.18	.05	.90	.95	(.12)	(.12)	11.01	9.43	2,835	1.76	.44	54
February 28, 2013	9.55	.09	.67	.76	(.13)	(.13)	10.18	8.03	2,715	1.75	.90	45
February 29, 2012	9.72	.13	(.10)	.03	(.20)	(.20)	9.55	.35	2,352	1.79	1.33	92

Class M
August 31, 2016**	$10.34	.07	.91	.98	(.06)	(.06)	$11.26	9.48*	$442	.63*	.66*	33*
February 29, 2016	11.42	.17[f]	(1.00)	(.83)	(.25)	(.25)	10.34	(7.35)	413	1.25	1.55[f]	55[g]
February 28, 2015	11.03	.11	.53	.64	(.25)	(.25)	11.42	5.83	488	1.25	.98	50[g]
February 28, 2014	10.20	.10	.91	1.01	(.18)	(.18)	11.03	9.98	487	1.26	.96	54
February 28, 2013	9.56	.14	.68	.82	(.18)	(.18)	10.20	8.68	507	1.25	1.41	45
February 29, 2012	9.74	.16	(.10)	.06	(.24)	(.24)	9.56	.70	465	1.37	1.71	92

Class R
August 31, 2016**	$10.36	.07	.90	.97	(.06)	(.06)	$11.27	9.37*	$10	.63*	.60*	33*
February 29, 2016	11.44	.15[f]	(.98)	(.83)	(.25)	(.25)	10.36	(7.35)	4	1.25	1.35[f]	55[g]
February 28, 2015	11.04	.12	.53	.65	(.25)	(.25)	11.44	5.91	6	1.25	1.01	50[g]
February 28, 2014	10.20	.10	.92	1.02	(.18)	(.18)	11.04	10.06	4	1.26	.93	54
February 28, 2013	9.59	.10	.69	.79	(.18)	(.18)	10.20	8.35	4	1.25	1.14	45
February 29, 2012	9.77	.18	(.11)	.07	(.25)	(.25)	9.59	.77	1	1.29	1.87	92

Class Y
August 31, 2016**	$10.39	.10	.91	1.01	(.09)	(.09)	$11.31	9.70*	$1,473	.38*	.91*	33*
February 29, 2016	11.47	.23[f]	(1.01)	(.78)	(.30)	(.30)	10.39	(6.89)	1,385.75		2.07[f]	55[g]
February 28, 2015	11.07	.17	.53	.70	(.30)	(.30)	11.47	6.39	1,418.75		1.50	50[g]
February 28, 2014	10.22	.15	.93	1.08	(.23)	(.23)	11.07	10.67	1,134.76		1.46	54
February 28, 2013	9.59	.18	.68	.86	(.23)	(.23)	10.22	9.08	1,595.75		1.86	45
February 29, 2012	9.77	.23	(.11)	.12	(.30)	(.30)	9.59	1.30	1,386.79		2.38	92

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

58 Retirement Income Fund Lifestyle 3	Retirement Income Fund Lifestyle 3 59

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitations and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2016	0.35%

February 29, 2016	0.64

February 28, 2015	0.76

February 28, 2014	0.77

February 28, 2013	0.77

February 29, 2012	0.80

e Expense ratios do not include expenses of the underlying fund.

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.08	0.70%

Class B	0.08	0.69

Class C	0.07	0.68

Class M	0.07	0.68

Class R	0.06	0.50

Class Y	0.08	0.69

g Reflects revision of portfolio turnover rate. The portfolio turnover rates previously reported were the following (Note 3):

Portfolio turnover (%)

February 29, 2016	61%

February 28, 2015	53

The accompanying notes are an integral part of these financial statements.

60 Retirement Income Fund Lifestyle 3

Notes to financial statements 8/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2016 through August 31, 2016.

Putnam Retirement Income Fund Lifestyle 3 (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek current income consistent with what Putnam Management believes to be prudent risk. The fund’s secondary goal is capital appreciation. The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 700 Fund, which is another Putnam mutual fund and referred to as an underlying fund. The fund may invest without limit in bonds that are either investment-grade or below investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. The fund also invests in other fixed-income securities, such as mortgage-backed investments, and invests in money market securities or affiliated money market or short term investment funds for cash management. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments, and, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes. Putnam Management may use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent

Retirement Income Fund Lifestyle 3 61

events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as

62 Retirement Income Fund Lifestyle 3

the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

Retirement Income Fund Lifestyle 3 63

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

64 Retirement Income Fund Lifestyle 3

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $197,570 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $211,509 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $211,575 and the value of securities loaned amounted to $204,847.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are

Retirement Income Fund Lifestyle 3 65

reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 29, 2016, the fund had a capital loss carryover of $11,238,334 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$763,838	N/A	$763,838	February 28, 2017

10,474,496	N/A	10,474,496	February 28, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $144,391 of certain losses recognized during the period from November 1, 2015 to February 29, 2016 to its fiscal year ending February 28, 2017.

The aggregate identified cost on a tax basis is $31,093,667, resulting in gross unrealized appreciation and depreciation of $1,487,716 and $1,217,229, respectively, or net unrealized appreciation of $270,487.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds that charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.239% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2017, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans, and acquired fund fees and expenses, but including payments under the fund’s investor servicing and investment management

66 Retirement Income Fund Lifestyle 3

contracts) would exceed an annual rate of 0.75% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $10,525 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $97,744 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$20,679	Class R	7

Class B	849	Class Y	1,186

Class C	2,232	Total	$25,312

Class M	359

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $20 under the expense offset arrangements and by no monies under the brokerage/service arrangements.

Retirement Income Fund Lifestyle 3 67

Each Independent Trustee of the fund receives an annual Trustee fee, of which $19, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$31,384	Class M	1,089

Class B	5,151	Class R	23

Class C	13,550	Total	$51,197

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $533 and $1 from the sale of class A and class M shares, respectively, and received $242 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$6,482,670	$6,769,506

U.S. government securities (Long-term)	515,205	548,391

Total	$6,997,875	$7,317,897

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

The fund’s February 29, 2016 Statements of changes in net assets has been revised to reflect reclassifications between Net realized gain (loss) on investments and foreign currency transactions and Net unrealized appreciation

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(depreciation) of investments and assets and liabilities in foreign currencies as a result of an immaterial error related to an overstatement of the fund’s purchase and sale activity from October 19, 2012 through February 29, 2016.

Net realized gain (loss)		Net unrealized appreciation (depreciation)
on investments and foreign		of investments and assets and
currency transactions		liabilities in foreign currencies

Original	Revised	Original	Revised

$340,875	$371,031	($3,154,048)	($3,184,204)

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/16		Year ended 2/29/16

Class A	Shares	Amount	Shares	Amount

Shares sold	336,921	$3,698,524	1,093,592	$12,136,143

Shares issued in connection with
reinvestment of distributions	14,388	158,151	54,805	594,126

	351,309	3,856,675	1,148,397	12,730,269

Shares repurchased	(396,254)	(4,348,143)	(900,366)	(9,937,628)

Net increase (decrease)	(44,945)	$(491,468)	248,031	$2,792,641

	Six months ended 8/31/16		Year ended 2/29/16

Class B	Shares	Amount	Shares	Amount

Shares sold	7,738	$83,345	12,682	$141,802

Shares issued in connection with
reinvestment of distributions	248	2,713	1,601	17,217

	7,986	86,058	14,283	159,019

Shares repurchased	(8,888)	(96,519)	(10,067)	(109,577)

Net increase (decrease)	(902)	$(10,461)	4,216	$49,442

	Six months ended 8/31/16		Year ended 2/29/16

Class C	Shares	Amount	Shares	Amount

Shares sold	407	$4,455	33,676	$373,714

Shares issued in connection with
reinvestment of distributions	649	7,100	4,596	49,442

	1,056	11,555	38,272	423,156

Shares repurchased	(28,706)	(308,525)	(51,224)	(565,151)

Net decrease	(27,650)	$(296,970)	(12,952)	$(141,995)

	Six months ended 8/31/16		Year ended 2/29/16

Class M	Shares	Amount	Shares	Amount

Shares sold	22	$242	43	$484

Shares issued in connection with
reinvestment of distributions	213	2,331	943	10,200

	235	2,573	986	10,684

Shares repurchased	(910)	(9,974)	(3,743)	(40,666)

Net decrease	(675)	$(7,401)	(2,757)	$(29,982)

Retirement Income Fund Lifestyle 3 69

	Six months ended 8/31/16		Year ended 2/29/16

Class R	Shares	Amount	Shares	Amount

Shares sold	743	$8,000	136	$1,521

Shares issued in connection with
reinvestment of distributions	4	47	10	108

	747	8,047	146	1,629

Shares repurchased	(239)	(2,584)	(332)	(3,609)

Net increase (decrease)	508	$5,463	(186)	$(1,980)

	Six months ended 8/31/16		Year ended 2/29/16

Class Y	Shares	Amount	Shares	Amount

Shares sold	804	$8,838	44,929	$496,290

Shares issued in connection with
reinvestment of distributions	925	10,190	3,499	38,072

	1,729	19,028	48,428	534,362

Shares repurchased	(4,848)	(52,441)	(38,698)	(415,436)

Net increase (decrease)	(3,119)	$(33,413)	9,730	$118,926

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Fair value

Class R	886	100%	$9,984

Note 5: Affiliated transactions

Transactions during the reporting period with a company which are under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value
	at the					Fair value at
	beginning of					the end of
	the reporting	Purchase	Sale	Investment	Capital gain	the reporting
Name of affiliates	period	cost	proceeds	income	distributions	period

Putnam
Money Market
Liquidity Fund*	$—	$601,046	$601,046	$200	$—	$—

Putnam Short Term
Investment Fund*	9,111,335	3,713,390	6,545,757	18,561	—	6,278,968

Putnam Absolute
Return 700 Fund
Class Y	2,994,877	380,341	482,510	—	—	3,015,721

Totals	$12,106,212	$4,694,777	$7,629,313	$18,761	$—	$9,294,689

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the

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fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	3

Forward currency contracts (contract amount)	$720,000

OTC credit default contracts (notional)	$3,200,000

Centrally cleared credit default contracts (notional)	$4,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net
	assets — Unrealized
Credit contracts	appreciation	$271,988*	Payables	$196,018

Foreign exchange
contracts	Receivables	6,169	Payables	3,485

Interest rate contracts	Receivables	246*	Payables	—

Total		$278,403		$199,503

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$155,322	$155,322

Foreign exchange contracts	—	1,084	—	$1,084

Interest rate contracts	23	—	—	$23

Total	$23	$1,084	$155,322	$156,429

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Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$348,904	$348,904

Foreign exchange contracts	—	3,451	—	$3,451

Interest rate contracts	1,018	—	—	$1,018

Total	$1,018	$3,451	$348,904	$353,373

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Credit default contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	62	—	—	—	62

Forward currency contracts#	114	34	—	222	3,546	204	898	—	633	445	73	6,169

Total Assets	$114	$34	$—	$222	$3,546	$204	$898	$62	$633	$445	$73	$6,231

Liabilities:

OTC Credit default contracts*#	—	196,018	—	—	—	—	—	—	—	—	—	196,018

Centrally cleared credit default contracts§	—	—	9,268	—	—	—	—	—	—	—	—	9,268

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—

Forward currency contracts#	—	—	—	169	167	—	1,767	—	1,350	32	—	3,485

Total Liabilities	$—	$196,018	$9,268	$169	$167	$—	$1,767	$—	$1,350	$32	$—	$208,771

Total Financial and Derivative Net Assets	$114	$(195,984)	$(9,268)	$53	$3,379	$204	$(869)	$62	$(717)	$413	$73	$(202,540)

Total collateral received (pledged)†##	$—	$(195,984)	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$114	$—	$(9,268)	$53	$3,379	$204	$(869)	$62	$(717)	$413	$73

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

72 Retirement Income Fund Lifestyle 3	Retirement Income Fund Lifestyle 3 73

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

74 Retirement Income Fund Lifestyle 3

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Retirement Income Fund Lifestyle 3 75

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

76 Retirement Income Fund Lifestyle 3

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
The Putnam Advisory	George Putnam, III	and Assistant Treasurer
Company, LLC	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Marketing Services	Robert L. Reynolds
Putnam Retail Management	President	James P. Pappas
One Post Office Square		Vice President
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	Mark C. Trenchard
Custodian	Principal Executive Officer, and	Vice President and
State Street Bank	Compliance Liaison	BSA Compliance Officer
and Trust Company
	Steven D. Krichmar	Nancy E. Florek
Legal Counsel	Vice President and	Vice President, Director of
Ropes & Gray LLP	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Retirement Income Fund Lifestyle 3. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA103
302496 10/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 28, 2016